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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 1997




                              QUALCOMM INCORPORATED
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



0-19528                                                             95-3685934
(Commission File No.)                        (IRS Employer Identification No.)

                               6455 LUSK BOULEVARD
                           SAN DIEGO, CALIFORNIA 92121
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 587-1121
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ITEM 5.     OTHER EVENTS.

        On March 5, 1997, QUALCOMM Incorporated (the "Company") filed a complaint (the "Complaint") against Motorola, Inc. ("Motorola") in the U.S. District Court for the Southern District of California. The Complaint was filed in response to allegations by Motorola that the Company's recently announced "Q" Phone infringes a design patent and certain utility patents held by Motorola as well as trade dress and common law rights relating to the appearance of certain Motorola wireless telephone products. The Complaint denies such allegations and seeks a judicial declaration that the Company's products do not infringe any patents held by Motorola. The Complaint also states that, pursuant to certain patent and technology license agreements entered into in 1990 between the companies, Motorola is precluded from asserting infringement of the utility patents. Motorola has also indicated that it intends to file suit against the Company with respect to its allegations. Although there can be no assurance that an unfavorable outcome of the dispute would not have a material adverse effect on the Company's liquidity, financial position or results of operations, the Company believes Motorola's allegations have no merit and intends to contest them vigorously. The description of the Complaint is set forth in the Press Release issued by the Company, dated as of March 6, 1997, a copy of which is attached hereto as Exhibit 99.1.




ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (C)   EXHIBITS.

            99.1  Press Release dated March 6, 1997.




                                       2.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QUALCOMM INCORPORATED



Dated:  March 7, 1997                     By:
                                             -------------------------------
                                            Anthony S. Thornley
                                            Senior Vice President and
                                            Chief Financial Officer


                                       3.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         QUALCOMM INCORPORATED


Dated:  March 7, 1997                     By:  ANTHONY S. THORNLEY
                                              ----------------------------
                                              Anthony S. Thornley
                                              Senior Vice President and
                                              Chief Financial Officer


                                       4.
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                              INDEX TO EXHIBITS


                                                                        PAGE NO.

99.1  Press Release dated March 6, 1997


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